WEYERHAEUSER Driving Sustainable Growth and Superior Shareholder Returns Virtual Investor Day September 22, 2021 Exhibit 99.1

AGENDA Devin Stockfish President and CEO Russell Hagen Chief Development Officer Nancy Loewe Chief Financial Officer 2

FORWARD-LOOKING STATEMENTS & NON-GAAP FINANCIAL MEASURES This presentation contains statements and depictions that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including without limitation with respect to the following: goals and prospects; business strategies; key initiatives; opportunities relating to expected increases in the levels of demand and market drivers for wood fiber, wood products, natural climate solutions, renewable energy and mitigation banking, including without limitation expected growth in U.S. housing demand and repair and remodel activity, expected increases in log, pulp and biomass export market demand, increased adoption of wood-based building and global demand for wood fiber; projections relating to the future growth, value and performance of our timberlands portfolio as well as the future growth, productivity and reliability of our wood products businesses; our cash dividend framework, future growth and sustainability of our quarterly base dividend, calculation, payment and timing of supplemental cash dividends and return of cash as a percentage of Adjusted Funds Available for Distribution, projected 2021 cash return to shareholders and dividend yield, funds earmarked for supplemental dividends and 2021 and 2022 dividends per share outlook; plans for future share repurchases; our capital structure, credit ratings, future debt maturities and liability management; our near- and long-term outlook for capital expenditures across the company; our ambitions set forth in our “3 by 30” sustainability goals, including without limitation our greenhouse gas emissions reduction targets; and our new climate solutions business and related plans, including projections for adjusted EBITDA and growth in demand for climate change mitigation and carbon markets. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and may be identified by reference to a future date or time period or our use of certain words in such statements, including without limitation words such as “anticipate,” “committed,” “continue,” “could,” “estimate,” “expect,” “future,” “forecast,” “goal,” “growth,” “maintain,” “outlook,” “plan,” “project,” “sustainable,” “target,” “will,” “would” and similar words and terms and phrases using such terms and words. Depictions or illustrations that constitute forward-looking statements may be identified by graphs, charts or other illustrations indicating expected or predicted occurrences of events, trends, conditions, performance or achievements at a future date or during future time periods. We may refer to assumptions, goals, targets, or expected performance through, or events to occur by or at, a future date, and such references may also constitute forward-looking statements. Forward-looking statements are based on our current expectations and assumptions. The realization of our expectations and the accuracy of our assumptions are subject to a number of risks and uncertainties that are difficult to predict and often are beyond the company’s control. These and other factors could cause one or more of our expectations to be unmet, one or more of our assumptions to be materially inaccurate or actual results to differ materially from those expressed or implied in our forward-looking statements or all of the foregoing. Such uncertainties and other factors include without limitation: the effect of general economic conditions, including employment rates, interest rate levels, housing starts, general availability of financing for home mortgages and the relative strength of the U.S. dollar; the effects of COVID-19 and other viral or disease outbreaks and their potential impacts on our business, results of operations, cash flows, financial condition and future prospects; market demand for the company's products, including market demand for our timberland properties with higher and better uses, which is related to, among other factors, the strength of the various U.S. business segments and U.S. and international economic conditions; changes in currency exchange rates, particularly the relative value of the U.S. dollar to the Japanese yen, the Chinese yuan, and the Canadian dollar, and the relative value of the euro to the yen; restrictions on international trade and tariffs imposed on imports or exports; the availability and cost of shipping and transportation; economic activity in Asia, especially Japan and China; performance of our manufacturing operations, including maintenance and capital requirements; potential disruptions in our manufacturing operations; the level of competition from domestic and foreign producers; the success of our operational excellence initiatives; the successful and timely execution of our strategic acquisitions strategy, including the successful integration of our acquisitions and our ability to realize expected benefits and synergies, and the successful and timely execution of our strategic divestitures, each of which could be subject to a number of risks and conditions beyond our control including, but not limited to, the availability of acquisition opportunities and market demand for our divestiture properties, timing, required regulatory approvals or the occurrence of any event, change or other circumstances that could give rise to a termination event under the terms of the governing transaction agreements; raw material availability and prices; the effect of weather; changes in global or regional climate conditions, including legal, governmental or market responses to any such changes or the anticipation of such changes; the risk of loss from fires, floods, windstorms, hurricanes, pest infestation and other natural disasters; energy prices; availability and costs for transportation and labor; federal tax policies; the effect of forestry, land use, environmental and other governmental regulations; legal proceedings; the performance of pension fund investments and related derivatives; the effect of timing of employee retirements and changes in the market price of our common stock on charges for share-based compensation; the accuracy of our estimates of costs and expenses related to contingent liabilities and charges related to casualty losses; changes in accounting principles; and other risks and uncertainties identified in our 2020 Annual Report on Form 10-K, as well as those set forth from time to time in our other public statements and reports, including reports, registration statements, prospectuses, information statements and other filings with the SEC. It is not possible to predict or identify all risks and uncertainties that might affect the accuracy of our forward-looking statements and, consequently, our descriptions of such risks and uncertainties should not be considered exhaustive. There is no guarantee that any of the events anticipated by these forward-looking statements will occur, and if any of the events do occur, there is no guarantee what effect they will have on the company's business, results of operations, cash flows, financial condition and future prospects. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to publicly update or revise any forward-looking statements. Nothing on our website is intended to be included or incorporated by reference into, or made a part of, this presentation. Also included in this presentation are certain non-GAAP financial measures, which management believes complement the financial information presented in accordance with U.S. GAAP and therefore may be useful to investors. Our non-GAAP financial measures may not be comparable to similarly named or captioned non-GAAP financial measures of other companies. Except for certain forward-looking non-GAAP measures, a reconciliation of each presented non-GAAP measure to its most directly comparable GAAP measure is provided in the appendices to this presentation.

STRATEGIC OVERVIEW 4 Devin Stockfish | President & CEO

WEYERHAEUSER INVESTMENT THESIS UNMATCHED PORTFOLIO INDUSTRY-LEADING PERFORMANCE STRONG ESG FOUNDATION DISCIPLINED CAPITAL ALLOCATION + + Superior Shareholder Value +

WHO WE ARE A Tax-Efficient REIT With Three Industry-Leading Businesses WOOD PRODUCTS We are a scale, low-cost wood products manufacturer TIMBERLANDS We are the largest private timberland owner in North America REAL ESTATE, ENERGY & NATURAL RESOURCES We deliver the most value from every acre Approximate total acres as of September 22, 2021. 11 MILLION ACRES OWNED IN THE U.S. 35 MANUFACTURING FACILITIES ACROSS NORTH AMERICA 1 2 3

DIVERSE CUSTOMER MIX that fully values our quality, scale, reliability and sustainable practices PROPRIETARY SEEDLINGS yield superior growth, wood quality and survival characteristics CUSTOMIZED PLANTING deploys the best genetic material for each acre on our land base TARGETED SILVICULTURE generates superior volume and value in each geography LOW-COST PRODUCER that achieves top margin for lumber, panels and engineered wood PREMIUM LAND SALES maximizing value from each acre via higher-and-better-use parcels STEADY ROYALTY & LEASE INCOME maximizing value from surface & subsurface assets DELIVERED LOG MODEL captures maximum value from each tree using data-driven optimization HARVEST AND HAUL efficiency and logistics capabilities for low-cost and reliable operations HEALTHY FORESTS that are diverse, productive and grown sustainably to financial maturity OPTIMAL RAW MATERIALS to maximize mill margins through cost-effective fiber procurement WHAT WE DO Create and Capture Superior Value at Every Step NATURAL CLIMATE SOLUTIONS maximizing value through wind, solar, carbon, mitigation & conservation 7

QUALITY ASSETS DEEP EXPERTISE STRONG CULTURE Export Markets Integrated Supply Chain Technical Acumen Customer Relationships Strong Values People Development Operational Excellence Innovation FINANCIAL FLEXIBILITY SOLID REPUTATION Ethical, Sustainable Practices Reliable, Quality Products Community and Customer Focused Smart, Trustworthy People Strong Balance Sheet Access to Capital Markets Solid Free Cash Flow Generation Black at the Bottom Unmatched Scale Reliable Operations Geographic Coverage Integrated Business Model OUR COMPETITIVE ADVANTAGE We Are Uniquely Positioned Across Key Value Drivers 8

Rising Global Demand for Wood Fiber Increased Adoption of Wood-Based Building Increased Demand for Natural Climate Solutions Growing Demand for U.S. Housing 2 3 4 FUNDAMENTAL DRIVERS SHAPING OUR INDUSTRY We Are Well-Positioned to Capitalize on These Opportunities 1

WE FORMED A NEW Natural Climate Solutions Business Wind • Solar • Carbon Mitigation • Conservation WE SUSTAINABLY GREW TIMBERLANDS ADJUSTED EBITDA(1) BY $30 MILLION THROUGH STRATEGIC PORTFOLIO UPGRADES WE PAID DOWN >$1 BILLION IN DEBT WE LAUNCHED OUR NEW 3 BY 30 Sustainability Strategy Climate • Homes • Communities WE ACHIEVED $100 MILLION IN OPX IN 2020 AND ARE ON TARGET TO ACHIEVE ANOTHER $50-75 MILLION IN 2021 UNMATCHED PORTFOLIO INDUSTRY-LEADING PERFORMANCE STRONG ESG FOUNDATION DISCIPLINED CAPITAL ALLOCATION WE RANK #1 or #2 FOR EBITDA MARGIN In All Our Manufacturing Businesses WE PUBLISHED OUR CARBON RECORD Our Forests Store Billions of Tons of Carbon and We Are Significantly Carbon Negative WE IMPLEMENTED A New Dividend Framework PROVEN PERFORMANCE Our Progress Since 2020 Sustainable Base Dividend + Variable Supplemental Dividend Declared $0.50 per Share Interim Supplemental Dividend (1) See appendix for definition of Adjusted EBITDA and reconciliation to GAAP amounts.

DISCIPLINED INVESTMENTS OF $1 BILLION TO GROW OUR TIMBER PORTFOLIO $ $ $ $ UNMATCHED PORTFOLIO INDUSTRY-LEADING PERFORMANCE STRONG ESG FOUNDATION DISCIPLINED CAPITAL ALLOCATION 75-80% of Adjusted FAD • Sustainable Base Dividend • Variable Supplemental Dividend • Share Repurchase 2025 YEAR-END TARGETS Driving Growth and Shareholder Value GROW EBITDA FROM NATURAL CLIMATE SOLUTIONS TO $100 MILLION CAPTURE AN ADDITIONAL $175-250 MILLION of Operational Excellence FROM 2022-2025 SUPERIOR RELATIVE PERFORMANCE EBITDA per Acre in Each Timberlands Region EBITDA Margin in Each Wood Products Business PROGRESS AGAINST OUR SCIENCE-BASED GHG REDUCTION TARGET Aligned With a 1.5 Degree Scenario GROW OUR SUSTAINABLE BASE DIVIDEND BY 5% ANNUALLY MAINTAIN & ENHANCE External ESG Recognitions For Our Commitment & Performance ESG $ $ $ RETURN CASH TO SHAREHOLDERS

WEYERHAEUSER INVESTMENT THESIS UNMATCHED PORTFOLIO INDUSTRY-LEADING PERFORMANCE DISCIPLINED CAPITAL ALLOCATION + + Superior Shareholder Value + STRONG ESG FOUNDATION

STRATEGIC GROWTH & BUSINESS DEVELOPMENT Russell Hagen | Chief Development Officer 13

Rising Global Demand for Wood Fiber Increased Adoption of Wood-Based Building Increased Demand for Natural Climate Solutions Growing Demand for U.S. Housing 2 3 4 FUNDAMENTAL DRIVERS SHAPING OUR INDUSTRY We Are Well-Positioned to Capitalize on These Opportunities 1

U.S. HOUSING Strong Demographic Fundamentals and Significant Housing Deficit U.S. Housing Remains Underbuilt Favorable Demographics Sources: U.S. Census Bureau, FEA, Freddie Mac Renewed preference for single family homes, which use roughly 3x as much wood as multifamily units Gen Z and Millennials are the largest population cohort, and entering peak homebuying years Current homebuilding rates will not fully address current deficit of 4 million homes Underlying Demand U.S. Housing Starts

INTERNATIONAL BUILDING CODE now supports TALL WOOD BUILDINGS INCREASED ADOPTION OF WOOD-BASED BUILDING Global Growth and Sustainability Attributes Driving Rising Demand for Wood Products Sources: United Nations, WY analysis, Churkina et al. GLOBAL CONSTRUCTION square footage will expand 50% by 2050 WOOD-BASED construction is CLIMATE POSITIVE

RISING GLOBAL DEMAND FOR WOOD FIBER Ability to Meet Increased Softwood Demand Limited to a Few Regions U.S. WEST AND SOUTH ARE WELL-POSITIONED TO BENEFIT FROM DEMAND GROWTH Global Demand  for Softwood Fiber  EXPECTED TO GROW BY 25%   Sources: Food and Agriculture Organization of the United Nations (FAO), WY analysis Source: WY analysis OTHER GLOBAL SUPPLY REGIONS Many regions nearing peak production or lacking scale plantations Europe constrained by storm and beetle impacts Russia has availability but continues to face infrastructure and logistic constraints U.S. WEST Strong markets support sustained demand with a cap on timber supply CANADA Supply constrained due to beetle impacts and regulatory pricing U.S. SOUTH Supply availability has significant upside to meet increased demand

WEYERHAEUSER LAND & FORESTS ARE UNIQUELY POSITIONED TO PROVIDE NATURAL CLIMATE SOLUTIONS NATURAL CLIMATE SOLUTIONS Rising Demand for Climate Change Mitigation Sources: The Energy & Climate Intelligence Unit, Oxford Net Zero * In Purchasing Power Parity terms MORE THAN $70 TRILLION of global Assets Under Management have committed to supporting the goal of NET ZERO EMISSIONS ALL COMPANIES WITH Net Zero Commitments together represent sales of nearly $14 trillion 18 TO DATE NET ZERO COMMITMENTS COVER ~60% OF GLOBAL CO2 EMISSIONS ALL ENTITIES WITH Net Zero Commitments ENCOMPASS ~70% OF GLOBAL GDP*

Serving Rising Demand for Net Zero Solutions Targeting $100 Million in EBITDA FOCUSED GROWTH STRATEGY Disciplined Approach to Drive Value Across Our Businesses by Year-End 2025 Investing Prudently to Serve Demand for Sustainable Building Products We Are Well-Positioned to Capitalize on Emerging Market Opportunities  Growing Portfolio Value and Enhancing Performance Disciplined Investments of $1 Billion 5% Annual Lumber Production Growth

PORTFOLIO ATTRIBUTES ASSET VALUE OPTIMIZATION – NEXT GENERATION Extending Industry-Leading Analytics & Expertise to Capture Full Value Technology-Enabled Approach Using Earth Observation Data and Artificial Intelligence

Natural climate solutions 21

NATURAL CLIMATE SOLUTIONS Leveraging Our Unmatched Scale Preserving Valuable Ecosystems Leasing Land for Wind and Solar Production MITIGATION & CONSERVATION RENEWABLE ENERGY FOREST CARBON CARBON CAPTURE & STORAGE Participating in the Emerging Offsets Market Growing Our Current Business Sub-Surface Leasing for Carbon Sequestration Extending Our Business Model

23 BUILDING A $100 MILLION BUSINESS Growing EBITDA as Carbon Markets Develop Natural Climate Solutions Adjusted EBITDA(1) Targeting nearly $80 million of Adjusted EBITDA growth in Natural Climate Solutions Primary growth from new Forest Carbon and Carbon Capture and Storage (CCS) opportunities Also expanding current mitigation banking, conservation and renewable energy businesses Future upside beyond 2025 as markets continue to develop (1) See appendix for definition of Adjusted EBITDA and reconciliation to GAAP amounts.

FOREST CARBON Key Attributes of a High-Integrity Carbon Credit A transferable instrument certified by independent entities Real • Measurable Permanent • Additional Unique • Verified Additionality is a Key Principle One credit represents the reduction of 1 metric ton CO2e* Improved Forest Management Afforestation & Reforestation Avoided Conversion/Deforestation CARBON OFFSET CREDIT UNIT OF MEASUREMENT INTEGRITY REQUIREMENTS FOREST PROJECT TYPES * CO2e = Carbon Dioxide Equivalent 24 We Will Bring the Highest Credit Integrity to Carbon Markets

FOREST CARBON Carbon Credits Are Sold in Two Types of Markets Demand Driver Market Maturity Complexity Landowner Constraint Examples Voluntary Market Offers Greater Opportunity

VOLUNTARY CARBON MARKETS
Addressable Market

CARBON CREDIT MARKETS ARE STILL RELATIVELY SMALL
Compared With Net Zero Commitments



Net Zero Commitments
TO DATE COVER
30 $GtCO_2e$
OF ANNUAL EMISSIONS
Annual Global
CREDIT ISSUANCE IS ONLY
<0.5 $GtCO_2e$
Annual Voluntary
CREDIT ISSUANCE IS ONLY
<0.2 $GtCO_2e$

VOLUNTARY CARBON MARKETS ARE SET TO EXPERIENCE SIGNIFICANT GROWTH
in Demand for and Value of Credits



Value of Voluntary Carbon Market Transactions
~$50 Billion
<$1 Billion
2020
2030

FORESTS CAN PLAY A LARGE ROLE
in Growth of Voluntary Credit Markets



30%
of Voluntary Credits Issued
in 2020 were for
FORESTRY & LAND USE PROJECTS

Forests Are an Affordable Source of CO_2 Removals

$GtCO_2e$ is billion metric tons of carbon dioxide equivalent.
Sources: World Bank, Independent Registries, TSVCM/McKinsey, Independent Registries

26

FOREST CARBON Timber Productivity and Market Differences Influence Relative Appeal of Carbon Participation in carbon market will vary by landowner When carbon prices compete with timber prices, landowners may choose carbon Carbon markets offer opportunity for landowners to passively monetize timber assets These values can accrue to timberland owner, even without direct participation in carbon markets CARBON CREDIT SUPPLY CURVE

FOREST CARBON

Path to Monetization

	PROCESS	STATUS
1	**ASSESS PORTFOLIO FOR CARBON POTENTIAL** Identify viable projects using existing 3rd-party standards	Portfolio carbon AVO 2.0 in process with near-term opportunities identified
2	**PRIORITIZE PROJECTS** Develop project scenarios, economics and timing	Initiating carbon pilot project in New England
3	**DEVELOP PROJECTS** List with voluntary market registry; pursue 3rd-party verification	Submit project documentation to voluntary market registry to initiate process; engage 3rd-party for review
4	**OFFSETS ISSUED** Project accepted by registry body and credits are issued	Listing with voluntary market registry to offsets issued to take 6 to 12 months
5	**MONETIZE CREDITS** Transact strategically	Transact post offset issuance, depending on market price
6	**MANAGE PROJECT AREA** Manage carbon inventory for project contract period	Leverage our operating systems & expertise to support carbon accounting



28

CARBON CAPTURE AND STORAGE (CCS) Supporting the Net Zero Pathway Through Carbon Sequestration Carbon Capture and Storage (CCS) captures CO2 at the source and transports it to a subsurface storage site WHAT IS CCS? SCALE OF POTENTIAL MARKET Forecasted CO2 Capture Capacity Significant Oil and Gas Industry Investment in CCS Technology Fossil fuel usage and processing generates CO2 emissions CO2 emissions are captured before they enter the atmosphere CO2 is injected thousands of feet below the cap rock via pipeline CO2 is safely and permanently stored and isolated inside porous rock formations CO2 CAP ROCK 1 2 3 4 Source: International Energy Agency

CARBON CAPTURE AND STORAGE Uniquely Positioned With Extensive Ownership Suitable for Geologic Sequestration Proprietary seismic and geologic data is a competitive advantage Development discussions in process with multiple parties Anticipate long-term lease and royalty agreements with fees based on tons captured and stored We have 400,000 Gulf South acres with carbon capture & storage potential GULF COAST POTENTIAL CCS DEVELOPMENT AREAS

RENEWABLE ENERGY & MITIGATION BANKING Demand Rising to Support Economic Growth Source: IHS North American Power Outlook June 2021 6 operational wind sites in Pacific Northwest and Northeast Over 40 additional potential wind sites identified Exploration and development agreements covering 20,000 net acres in U.S. South 200,000 potential additional acres identified for solar development 16 banks on 21,000 acres in Southeast Capturing multiples to timber value Well-positioned to grow business as market expands

TIMBERLANDS 32

TIMBERLANDS ACQUISITIONS AND OPTIMIZATION Proprietary Technology to Proactively Source and Evaluate Opportunities PURSUE Highest-Return Opportunities Identify Target Investment Zones EVALUATE Owners and Property Attributes Within Those Zones COMPARE and Prioritize Properties by Applying Local Expertise 2 1 3 4 High Quality Timberlands in Strong Markets Proprietary Data Analytics & Valuation Tools Disciplined Underwriting & Strong Deal Reputation Deep Experience & Scale in All Major Timber Regions

Western Timberlands Optimization DIVESTED 294,000 NON-STRATEGIC ACRES ACQUIRED 85,000 HIGH-VALUE ACRES IMMEDIATE & SUSTAINED EBITDA GROWTH Harvest and cash flow measures reflect forecasted 5-year annual averages. See appendix for definition of Adjusted EBITDA and reconciliation to GAAP amounts. Divestitures include southern Oregon (2020) and North Cascades Washington (2021). (3) Acquisitions include mid-coastal Oregon (2020) and southwest Alabama (2021). WY Divested WY Acquired WY Ownership STRATEGIC PORTFOLIO UPGRADES Over $1.2 Billion of Recent Transactions Have Enhanced Our Timberlands Position

DISCIPLINED INVESTMENTS OF $1 BILLION TO GROW OUR TIMBER PORTFOLIO 35 GOALS TO DRIVE GROWTH Enhancing Timberlands Portfolio Value by 2025 Generate near-term cash yields comparable to 2020-21 transactions leveraging WY scale and expertise Positioning portfolio through AVO 2.0 to deliver excess returns above transaction values Target investment zones in U.S. West and U.S. South DELIVERING STRONG TOTAL ACQUISITION RETURNS 4% - 6% Natural Climate Solutions Real Estate Other Natural Resources • Integration • Marketing • Supply-Chain • Export premium • Silviculture • Productivity 7% - 8% WY Scale and Operational Expertise to Drive Industry-Leading Timber Returns Positioning Portfolio to Deliver Excess Returns

TIMBERLANDS EXPORT GROWTH STRATEGY Capturing Growth in Emerging Markets Unrivaled Western export program Southern exports positioned to grow Targeting new geographies to expand markets Serving the growing demand for wood fiber, biomass, pellets Our Competitive Advantage in Export Markets Has Been Achieved Through Scale, Consistent Product Quality and Supply Chain Reliability Southern Exports Western Exports

WOOD PRODUCTS 37

WOOD PRODUCTS Prudent Investments to Serve Growing Demand for Wood-Based Building Expanding production to serve growing demand Improving productivity and reliability of existing mills LUMBER ORIENTED STRAND BOARD ENGINEERED WOOD PRODUCTS DISTRIBUTION Optimizing production levels and mix as market demand expands Optimizing alignment with strategic markets Expect Growth Will Be Driven Primarily by Lumber and Engineered Wood

WOOD-BASED BUILDING Expect Significant Expansion in North American Lumber Demand Strong new residential demand, especially for single-family homes Repair & remodel spending to rise by nearly 25% with strong existing homes sales and aging housing stock Accelerated growth in wood-based commercial construction Rising demand for industrial applications, such as concrete forms Source: FEA NORTH AMERICAN LUMBER DEMAND 17% INCREASE between 2020-2025

PARTICIPATION IN MASS TIMBER MARKET Our Businesses Are Well-Positioned As the Market Emerges and Forms Confidential - Board of Directors NORTH AMERICAN CROSS-LAMINATED TIMBER CAPACITY WEYERHAEUSER WOOD PRODUCTS MASS TIMBER PRODUCT USES Weyerhaeuser TIMBERLANDS Lumber Cross-Laminated Timber TimberStrand® LSL Engineered Panels Parallam® PSL Microllam® LVL Beams & Columns 40

EXPANDING CAPACITY AND ACHIEVING TOP QUARTILE COST STRATEGICALLY ENHANCING OUR LUMBER PORTFOLIO Cost Reduction and Organic Growth Through Brownfield Modernization Dierks, AR Modernization 400 MMBF COMPLETED 2018 (1) Annual improvement in controllable cost per thousand board feet produced, as of 2020 year end. Improve cost Enhance product mix and fee timber alignment Strong, sustainable returns Strategic, low risk investments in proven mills and teams Millport, AL Modernization 330 MMBF COMPLETED 2019 Holden, LA Modernization 260 MMBF COMPLETION IN 2023

42 GOALS TO DRIVE GROWTH Enhancing Wood Products Portfolio Value by 2025 Holden modernization adds 100 MMBF in 2023 Capture full benefit of Millport capacity uplift Disciplined investments to improve mill reliability, productivity and cost LUMBER PRODUCTION TO GROW 5% ANNUALLY ON AVERAGE THROUGH 2025 LUMBER PRODUCTION 2020-2025 OUTLOOK Position lumber and EWP to capitalize as mass timber market forms and matures

Serving Rising Demand for Net Zero Solutions Targeting $100 Million in EBITDA FOCUSED GROWTH STRATEGY Disciplined Approach to Drive Value Across Our Businesses by Year-End 2025 Investing Prudently to Serve Demand for Sustainable Building Products We Are Well-Positioned to Capitalize on Emerging Market Opportunities Growing Portfolio Value and Enhancing Performance Disciplined Investments of $1 Billion 5% Annual Lumber Production Growth

ACHIEVING INDUSTRY-LEADING PERFORMANCE Devin Stockfish | President & CEO 44

45 PERFORMANCE IMPROVEMENT Key Drivers: Operational Excellence and Innovation OPERATIONAL EXCELLENCE Superior Execution + Ongoing Improvement INNOVATION Accelerating Progress Through Innovation +

OPERATIONAL EXCELLENCE Delivering Sustainable Margin Improvement Through the Cycle SUSTAINABLE MARGIN IMPROVEMENT Our Ongoing Core OpX Focus EXPANDING OUR REACH WITH OPX 2.0 Finding Opportunity in Every Corner Future Value World Class Execution on Critical Activities That Generate Longer-Term Value Cost Avoidance Intentional Work to Eliminate or Reduce Potential Cost Increases in the Future Efficiency Projects That Standardize Processes, Reduce Manual Work, Streamline Systems Cross-Business OpX Opportunities to Drive Improvement Within Our Integrated Supply Chain Timberlands Harvest & Haul • Silviculture Marketing • Merchandising Wood Products Controllable Cost • Recovery Reliability • Product Mix Cross- Business OpX

INNOVATION Accelerating Our Performance and Creating Competitive Advantage Fully Mechanizing Steep-Slope Logging Driving Efficiencies With Automation & AI Using Drones to Boost Safety and Lower Cost Using automation and artificial intelligence to improve reliability, drive efficiencies and lower costs in manufacturing Using Proprietary Tools to Improve Lumber Drying Realizing more value from our products using unique proprietary tools to improve drying process in lumber manufacturing Leveraging cable-assist equipment and new grapple technology to fully mechanize steep-slope logging in the West Expanding usage of drones in a variety of forestry applications to improve safety and reduce costs TIMBERLANDS WOOD PRODUCTS

DELIVERING SUPERIOR RELATIVE PERFORMANCE Industry-Leading Position ON TRACK TO DELIVER $50-75 MILLION IN OPX MARGIN IMPROVEMENT FOR 2021 OUR Western Timberlands Business BEST EBITDA PER ACRE OUR Distribution Business LARGEST MARGIN IMPROVEMENT Record Low-Cost Structure in Lumber & OSB Highest Adjusted EBITDA in Last 15 Years #1 or #2 in All Manufacturing Businesses in 2020 2020 2014-2020 2020 OUR Softwood Lumber Business HIGHEST MARGIN 2020 OUR Oriented Strand Board Business HIGHEST MARGIN OUR Engineered Wood Products Business HIGHEST MARGIN 2020 2020 48

WHERE WE ARE HEADED Continued Focus on OpX to Maintain and Enhance Industry-Leading Performance Reduce Controllable Costs 10% in Lumber | 5% in Oriented Strand Board Improve Process Reliability Across All Manufacturing Lines Maintain Low-Cost Supply Chain Harvest & Transportation | Roads | Silviculture & Regeneration Increase Mix of Higher-Value Products Grow Exports | Capture Premiums | Maximize Merchandising CRITICAL FOCUS AREAS FOR WOOD PRODUCTS CRITICAL FOCUS AREAS FOR TIMBERLANDS $175-250 MILLION 49 OVERALL OPX TARGET FOR 2022-2025

ESG UPDATE: SUSTAINABILITY AMBITIONS & CARBON RECORD Nancy Loewe | Chief Financial Officer 50

For more information, view our alignment with key ESG frameworks, and visit www.wy.com/sustainability. HOW WE DO IT Our Sustainability Strategy Sustainability Is a Core Value Sustainability Is a Core Value CLIMATE HOMES COMMUNITIES WEYERHAEUSER SUSTAINABILITY AMBITIONS Working to Solve 3 BIG CHALLENGES BY 2030

WE HAVE MADE CONSIDERABLE PROGRESS Selected Accomplishments in Each Core Area MAINTAIN ESG FOUNDATION Increased DE&I focus by refreshing inclusion strategy, hiring DE&I director, and enhancing disclosures Improved ESG reporting by aligning with the TCFD, SASB, and UN Sustainable Development Goals Fully integrating sustainability into critical processes including strategic roadmaps, performance goals, and capital allocation Enhancing ability to drive value through new sustainability-linked business opportunities Released inaugural carbon record including annual carbon removals, emissions, and carbon stored in our forests Set and submitted science-based target aligned with 1.5°C scenario and pathway to net zero IMPROVE BUSINESS ALIGNMENT DEMONSTRATE POSITIVE IMPACT Enhancing Our Strong Practices Environmental Social Governance Fully Integrating Sustainability Into Our BUSINESS PROCESSES Helping Solve 3 Big Challenges CLIMATE HOMES COMMUNITIES TCFD is the Task Force on Climate-Related Financial Disclosures. SASB is the Sustainability Accounting Standards Board.

OUR WORKING FORESTS ARE PART OF THE CLIMATE SOLUTION An Endlessly Renewable Resource That Absorbs and Stores Carbon OUR GROWING FORESTS ABSORB CO2 OUR WOOD PRODUCTS STORE CARBON FROM THE ATMOSPHERE FOR THE LIFE OF THE PRODUCT WE PLANT MORE TREES  THAT ABSORB EVEN MORE CO2 AS THEY GROW 53

OUR CARBON RECORD Our Net Impact Is Significantly Carbon Negative OUR CARBON EMISSIONS 7 MILLION mtCO2e in 2020 OUR CARBON REMOVALS 32 MILLION mtCO2e in 2020 Our Carbon Removals Were Equivalent to Removing 7 Million Cars From the Road for One Year The world needs LESS OF THIS The world needs MORE OF THIS Metric tons of carbon dioxide equivalent (mtCO2e) for full year 2020.

For more information on our carbon record methodology, please visit the 3 by 30: Climate Change section of our website. OUR CARBON RECORD Leading Our Sector in Disclosure and Methodology (1) Using a consistent spatial boundary to assess year-over-year change. (2) Allocation of overall net change based on public data from our fiber sourcing regions. (3) Wood products store carbon for the life of the product. Represents average annual climate benefit over 100 years.

OUR CARBON RECORD Carbon Stored in Our U.S. Timberlands IN TOTAL, OUR FORESTS STORE BETWEEN 2.3 BILLION AND 3.6 BILLION mtCO2e That is the same number of emissions generated by providing every home in the United States with electricity for 3 to 5 years Downed wood, understory and forest floor Metric tons of carbon dioxide equivalent (mtCO2e). Live carbon is calculated to a single value using primary data, while soil and all other pools of carbon are estimated to a range of likely values based on publicly available data. Also referred to as live carbon Includes organic soil and rocks

WE HAVE SET A SCIENCE-BASED GHG REDUCTION TARGET Aligned With Paris Agreement Goal of Limiting Global Warming to 1.5°C We Are on the Pathway to Net Zero Emissions by 2050 Submitted to Science Based Targets initiative (SBTi) for approval Reduce Scope 1 and 2 emissions 42% by 2030 primarily through energy efficiency projects and renewable energy Reduce Scope 3 emissions 25% by 2030 per ton of production primarily through downstream energy reductions and supplier engagement 42% Reduction vs. 2020 Report progress annually Science-Based Target aligned with 1.5°C scenario

ESG RATINGS AND INDICES Leading and Improving Performance MSCI (1) The S&P Global Corporate Sustainability Assessment (CSA) was formerly known as the Dow Jones Sustainability Index (DJSI). (2) Rating as of September 1, 2021. ISS QualityScore ratings are reported monthly. ISS QualitySCORE(2) (1=most favorable) Continuing to benchmark and enhance our performance Committed to achieving full recognition for our strong practices Best-in-class performance among North American companies and peers OTHER EXTERNAL RECOGNITION ETHISPHERE named WY one of the WORLD’S MOST ETHICAL COMPANIES® S&P Global(1) 58

CAPITAL ALLOCATION Nancy Loewe | Chief Financial Officer 59

INVEST IN OUR BUSINESSES RETURN CASH TO SHAREHOLDERS MAINTAIN AN APPROPRIATE CAPITAL STRUCTURE CORE ALLOCATION Investment Grade Credit Rating Disciplined Capital Expenditures Sustainable Base Dividend OPPORTUNISTIC ALLOCATION Value-Enhancing Growth Opportunities Liability Management Supplemental Dividends & Share Repurchases DISCIPLINED CAPITAL ALLOCATION Balanced and Sustainable Philosophy

INVEST IN OUR BUSINESSES RETURN CASH TO SHAREHOLDERS MAINTAIN AN APPROPRIATE CAPITAL STRUCTURE IMPROVED PORTFOLIO PERFORMANCE AND VALUE through disciplined investments ACHIEVED STRONG FINANCIAL POSITION via significant debt paydown 2020 AND 2021 YTD ACTIONS ANNOUNCED NEW DIVIDEND FRAMEWORK in October 2020 Reinitiated Quarterly Base Dividend at $0.17 per share Implemented Variable Supplemental Cash Dividend supporting total return of 75-80% of annual Adjusted FAD(1) (1) Under some market conditions, Weyerhaeuser may also utilize opportunistic share repurchase to achieve a portion of its targeted return of 75-80% of Adjusted FAD. Enhanced Timberlands Portfolio through transactions in Alabama, Oregon and Washington that enhance portfolio value and cash flow Added High-Return Capital Projects to improve Wood Products cost and reliability, and to modernize Holden sawmill Reduced Pension Liability by $765 million through annuity transaction Reduced Debt by $1.1 Billion to achieve below-target leverage ratio & enhanced investment grade credit profile P P P P P P DISCIPLINED CAPITAL ALLOCATION Strategic Actions to Enhance Shareholder Value

0 (1) See appendix for definition of Adjusted FAD and reconciliation to GAAP amounts. (2) Under some market conditions, Weyerhaeuser may also utilize opportunistic share repurchase to achieve a portion of its targeted return of 75-80% of Adjusted FAD. Quarterly cash base dividend of $0.17 per share Supported by cash flow from Timberlands and Real Estate & ENR Positioned to grow over time Flexible tools to achieve total return of 75-80% of annual Adjusted FAD(1) Primary tool will be variable supplemental cash dividend Generally paid annually in first quarter based on prior year cash flow Annual Adjusted FAD 75-80% Payout Quarterly Base Cash Dividends Targeted Annual Return to Shareholders TARGETED RETURN OF CASH TO SHAREHOLDERS Calculated on an Annual Basis RETURN CASH TO SHAREHOLDERS “Base Plus Variable Supplemental” Dividend Framework

CAPITAL EXPENDITURES Organic Investments to Sustain and Enhance Our Operations CAPITAL EXPENDITURES $ in millions Wood Products – $320 million in 2021 Maintenance capex is $150-200 million Projects to improve costs and reliability Strategic lumber mill modernization Timberlands – $125 million in 2021 Reforestation and silviculture Roads and infrastructure Real Estate & ENR – Minimal Limited spending for entitlement activities and Natural Climate Solutions Corporate – $15 million in 2021 Primarily IT systems Capital expenditures for 2016 exclude discontinued operations. Driving Future Growth With Capital Expenditures Lower Than 2021 Expect 2022-2025 CAPEX Lower than 2021 $420-$440

MAINTAIN APPROPRIATE CAPITAL STRUCTURE Operating from Strong Financial Position with Significant Flexibility Solid investment grade credit profile Reduced debt by $1.1 billion Well-Positioned to Invest in Value-Enhancing Growth Opportunities GROSS DEBT AND NET DEBT TO ADJUSTED EBITDA (LTM)(1) $1.8 billion of cash at Q2-end LEVERAGE RATIO WELL BELOW 3.5x OVER THE CYCLE TARGET $150 million paydown of 2021 Q4 maturity will create additional dry powder 3.5x 3.5x (1) Last twelve months Net Debt to Adjusted EBITDA for each quarter presented. See appendix for definition of Net Debt to Adjusted EBITDA and reconciliation to GAAP amounts.

UNPRECEDENTED CASH FLOW GENERATION Nearly $1.9 Billion of First-Half 2021 Adjusted FAD As of mid-year, $1.2 billion already earmarked for variable supplemental dividend Record Wood Products results Committed to Returning Cash to Shareholders FIRST-HALF 2021 CASH EARMARKED FOR SHAREHOLDER RETURN (1) See appendix for definition of Adjusted FAD and reconciliation to GAAP amounts. (2) Assumes midpoint of 75-80% payout range. (3) Assumes 750 million shares outstanding. Highest first-half operating cash flow on record ~$1.60 per share(3)

DECLARING INTERIM SUPPLEMENTAL DIVIDEND One-Time Payment of $0.50 Per Share Payable on Oct. 19 to shareholders of record as of Oct. 5 Substantial earmark remains for 2022 Q1 supplemental dividend Accelerated return of cash following unprecedented cash flow generation Opportunity to capture one-time tax planning benefit 0 (1) Assumes midpoint of 75-80% payout range. (2) Assumes 750 million shares outstanding.

COMMITTED TO RETURNING CASH TO SHAREHOLDERS New Dividend Framework Generating Meaningful Payouts $ millions DIVIDENDS PAID PER COMMON SHARE Pro Forma 67 (1) Reflects current quarterly base dividend of $0.17 per share. (2) Second-half 2021 Adjusted FAD is expected to be lower than first-half 2021, primarily due to lower average price realizations for lumber and OSB and higher capital expenditures in the second half of the year. (3) Based on closing price of $36.17 on September 17, 2021. Pro forma 2021 dividend yield of 3.3% at current share price(3) Expect dividend per share will increase substantially in 2022 $0.50 Pro Forma Full-Year Base Dividend(1) $0.68 $0.68+ Supplemental Dividend Based on First-Half 2021 Results $1.10 Supplemental Contribution From Second-Half 2021 Results(2) Sustainable quarterly base dividend positioned to grow above current $0.17 per share Supplemental dividend earmark to increase with contribution from second-half 2021 results INTERIM REMAINING BALANCE

TARGETING 5% ANNUAL BASE DIVIDEND GROWTH Driven by Timberlands and Natural Climate Solutions (1) Assumes current quarterly base dividend of $0.17 per share. Timberlands: Targeted acquisitions & Business Development $0.68 2021 Pro Forma 2025 Outlook 2022 2023 2024 Current base dividend(1) Future BASE dividend NATURAL CLIMATE SOLUTIONS: ebitda Grows to $100 Million PERFORMANCE IMPROVEMENTS: Innovation & CapEx Improve Margins & Down-Cycle Cash Flows ~5% ANNUAL GROWTH DIVIDEND GROWTH DRIVERS $0.68

OUR TOTAL DIVIDEND FRAMEWORK Appropriately Aligned With Cash Flow Generation Expect to Return Meaningful Amounts of Cash Across Market Cycles $ per share BASE AND VARIABLE SUPPLEMENTAL DIVIDEND POTENTIAL $0.68 Annual Base Dividend 2021 Pro Forma(1) Annual Base Dividend Increase 2022-2025 2025 Dividend Framework Potential (1) Assumes quarterly base dividend of $0.17 per share. Range of Wood Products Performance Sustainable and growing base dividend, supported by stable Timberlands and Real Estate and ENR segments Variable supplemental dividend supported by strong Wood Products earning power Variable Supplemental Dividend Driven by Wood Products Across Market Cycles 5% Annual Base Dividend Growth Driven by Timberlands & Natural Climate Solutions Growth

$1 BILLION SHARE REPURCHASE AUTHORIZATION Authorized new $1 billion share repurchase program Replaces prior $500 million program, which had $414 million of authorization remaining  Repurchased $26 million quarter to date at average price of $33.82 per share Will continue to deploy opportunistically as part of commitment to returning capital to shareholders 70 (1) Third quarter 2021 share repurchases as of September 17, 2021. INCREASING SHARE REPURCHASE AUTHORIZATION Well-Positioned for Strategic and Opportunistic Deployment

INVEST IN OUR BUSINESSES RETURN CASH TO SHAREHOLDERS MAINTAIN AN APPROPRIATE CAPITAL STRUCTURE CORE ALLOCATION Investment Grade Credit Rating Disciplined Capital Expenditures Sustainable Base Dividend OPPORTUNISTIC ALLOCATION Value-Enhancing Growth Opportunities Liability Management Supplemental Dividends & Share Repurchases DISCIPLINED CAPITAL ALLOCATION Balanced and Sustainable Philosophy

CLOSING REMARKS 72 Devin Stockfish | President & CEO

UNMATCHED PORTFOLIO INDUSTRY-LEADING PERFORMANCE STRONG ESG FOUNDATION DISCIPLINED CAPITAL ALLOCATION + + + GROW OUR TIMBER PORTFOLIO with $1 BILLION of disciplined investments through 2025 GROW EBITDA FROM NATURAL CLIMATE SOLUTIONS to $100 MILLION by 2025 CAPTURE OPX of $175-250 MILLION across businesses from 2022-2025 GROW LUMBER PRODUCTION by 5% annually through organic growth through 2025 PUBLISHED CARBON RECORD our forests store billions of tons of carbon and we are significantly carbon negative SET SCIENCE-BASED GHG REDUCTION TARGET aligned with a 1.5°C scenario and pathway to net zero COMMITTED TO GROW BASE DIVIDEND by 5% annually from 2022 - 2025 INCREASED SHARE REPURCHASE authorization to $1 BILLION DECLARED ONE-TIME INTERIM SUPPLEMENTAL DIVIDEND of $0.50 per share payable Oct. 19th          TODAY'S ANNOUNCEMENTS AND 2025 YEAR-END TARGETS Driving Growth and Shareholder Value

WEYERHAEUSER INVESTMENT THESIS UNMATCHED PORTFOLIO INDUSTRY-LEADING PERFORMANCE STRONG ESG FOUNDATION DISCIPLINED CAPITAL ALLOCATION + + Superior Shareholder Value +

APPENDIX 75

PROVEN LEADERSHIP TEAM Devin Stockfish President and CEO Russell Hagen Senior Vice President and Chief Development Officer Nancy Loewe Senior Vice President and Chief Financial Officer Keith O’Rear Senior Vice President, Wood Products Travis Keatley Senior Vice President, Timberlands Kristy Harlan Senior Vice President, General Counsel and Corporate Secretary Denise Merle Senior Vice President and Chief Administration Officer

(1) Funds available for distribution (FAD) is a non-GAAP measure that management uses to evaluate the company's liquidity. FAD, as we define it, is net cash from operations adjusted for capital expenditures. FAD measures cash generated during the period net of capital expenditures) that is available for dividends, repurchases of common shares, debt reduction, acquisitions, and other discretionary and nondiscretionary capital allocation activities. FAD should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results. (2) Adjusted funds available for distribution (Adjusted FAD) is a non-GAAP measure that management uses to evaluate the company's liquidity. Adjusted FAD, as we define it, is net cash from operations adjusted for capital expenditures and significant non-recurring items. Adjusted FAD measures cash generated during the period (net of capital expenditures and significant non-recurring items) that is available for dividends, repurchases of common shares, debt reduction, acquisitions, and other discretionary and nondiscretionary capital allocation activities. Adjusted FAD should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results. ADJUSTED FUNDS AVAILABLE FOR DISTRIBUTION (FAD) RECONCILIATION

(1) LTM = last twelve months. (2) Net debt to Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Net debt to Adjusted EBITDA, as we define it, is long-term debt and borrowings on line of credit, net of cash and cash equivalents divided by the last twelve months of Adjusted EBITDA. Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold and special items. Adjusted EBITDA should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results. NET DEBT TO ADJUSTED EBITDA RECONCILIATION

ADJUSTED EBITDA RECONCILIATION (1) Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold and special items. Adjusted EBITDA should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results. We have not provided a reconciliation of forecasted Adjusted EBITDA related to the recent acquisitions and divestitures for our Timberlands segment or forecasted Adjusted EBITDA related to Natural Climate Solutions to the most comparable GAAP measure because Adjusted EBITDA excludes the impact of certain items described in the definition above and management cannot estimate the impact these items will have on Adjusted EBITDA without unreasonable effort. We believe that the probable significance of providing these forward-looking non-GAAP financial measures without a reconciliation to operating income is that investors and analysts will have certain information that we believe is useful and meaningful regarding our acquisitions and divestitures and Natural Climate Solutions business, but they will not have that information on a GAAP basis. As a result, investors and analysts may be unable to accurately compare the expected impact to our historical results or the results or expected results of other companies that may have treated such matters differently. Management believes that, given the inherent uncertainty of forward-looking statements, investors and analysts will be able to understand and appropriately take into account the limitations in the information we have provided. Investors are cautioned that we cannot predict the occurrence, timing or amount of all non-GAAP items that we exclude from Adjusted EBITDA. Accordingly, the actual effect of these items, when determined, could potentially be significant to the calculation of Adjusted EBITDA over the medium-term.